UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4915

DNP Select Income Fund Inc.
(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606
(Address of principal executive offices)   (Zip code)

Nathan I. Partain	John R. Sagan, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

     The Annual Report to Stockholders follows.

DNP Select Income Fund Inc.
Annual Report December 31, 2009

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2010, you received a Form 1099-DIV for the calendar year 2009 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

February 10, 2010

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during 2009. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 8.72% common stock distribution yield based on the December 31, 2009, closing price of $8.95 per share. That yield compares favorably with the year-end yields of 4.27% on the Dow Jones Utility Index and 4.27% on the S&P 500 Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

     What a difference a year makes! During 2008 the prices of most stocks, bonds, and commodities declined sharply around the world, and many countries entered a period of recession. Investor fears about the economic and investment implications of the ‘Great Recession’, as it has been called, reached a crescendo early in March 2009. For example, on March 9, 2009, the S&P 500 Index had declined 24.6% just from year-end 2008 and 52.5% from year-end 2007. But it only took a few clues that the economy’s downward spiral might be slowing to swing investor sentiment in a more positive direction. One of the sharpest stock market rallies in recent history ensued, and your Fund enjoyed significant returns on the year, as the statistics below demonstrate.

     Your Fund had a total return (income plus change in market price) of 61.4% for the year ended December 31, 2009, outperforming the 15.9% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index – a stock-only index – had a total return of 11.9%.

     On a longer-term basis, as of December 31, 2009, your Fund had a five-year cumulative total return of 14.0%, below that of the 36.7% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 34.1%. It is important to note that the composite index includes no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*

	DNP Select Income Fund Inc.

For the period indicated through December 31, 2009	Market	NAV	Composite Index	S&P 500 Utilities Index	Barclays Capital Utility Bond Index

One year	61.4%	24.1%	15.9%	11.9%	22.1%
Five years	14.0%	32.6%	36.7%	34.1%	32.5%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The graphs below are a presentation of your Fund’s investments summarized by sector and asset type as of December 31, 2009.

*	Percentages are based on total investments rather than total net assets applicable to common shares and include securities pledged as collateral for the Fund’s credit facility.

     The Smart Grid: According to the U.S. Department of Energy there are more than 3,100 electric utilities. Of those, stockholder-owned utilities, the subcategory in which your Fund invests, number just 213 and supply approximately 75% of all electricity produced. Electric cooperatives and state and local government entities (municipal utilities) make up the bulk of the rest of the national electricity supply. In addition, there are more than 2,000 non-utility power producers, consisting mostly of independent power companies and customer-owned power generators.

     The various suppliers of electric power operate about 15,000 individual facilities. The profile of those power facilities has changed over time. Because construction costs and regulation have made large coal fired and nuclear plants prohibitive to build, the proportion of electricity generated by natural gas fired turbines has increased over the last several decades. More recently, incentives and technological change have increased the amount of electricity generated by wind and photovoltaics (solar power), although those sources represent a small fraction of all power generated. It is likely that power sources will continue to evolve with the potential development of “clean coal” and advanced nuclear power plant designs.

     High voltage lines, wires capable of carrying more than 230,000 volts, deliver power from the large power facilities to substations. There are about 150,000 miles of high voltage lines in the electric transmission system. At the substations, power from the transmission lines is distributed over hundreds of thousands of lower voltage lines to customer meters. The termination of the distribution system therefore, marks the beginning of the customers’ electric system — wires, outlets, appliances, etc.

     The complex web of interconnections from the multitude of sources of power to your refrigerator is referred to as “the grid”, and represents a huge investment by power producers and their customers. The ability of the grid to provide reliable, secure, and affordable power to individuals and businesses has been key to the economic strength and standard of living enjoyed in the United States, and a worthy point of comparison when judging the health of other economies.

     The Energy Independence and Security Act of 2007 articulated a federal policy to modernize the electric grid in order to maintain reliability and infrastructure protection. The term “smart grid” was used to refer to a system that allows for flow of information from a customer’s meter in two directions — both inside the house to thermostats, appliances, and other devices, and from the house back to the power source. Smart grid was defined to include a variety of operational and energy measures — including smart meters, smart appliances, and renewable energy resources.

     The articulated vision of a smart grid has some admirable goals. A smarter grid could detect, analyze, and respond to failures of specific components, redirecting flows around problems with the effect of minimizing customer outages. A smarter grid could provide consistent quality power required by digital devices, enhancing productivity and reducing business opportunity costs. A smarter grid would be hardened against terrorist attack, enhancing public safety. A smarter grid could also accommodate a wider range, greater number, and geographic dispersion in power sources, including renewables and storage devices.

     Another important component of the smart grid is consumer involvement. Smart meters in the home would supply information regarding usage — time of day and amount — and pricing. Those capabilities would allow consumers to respond to pricing signals from the power source and could even be used to automatically manage a consumer’s usage based on price and pre-established parameters. Pricing signals designed to motivate consumer behavior are referred to as demand response or DR systems.

     Several states and their utility regulatory bodies have taken early steps toward a smarter grid, focusing on smart meters in consumer homes. The American Recovery and Reinvestment Act of 2009 provides momentum for grid development by making $4.4 billion of economic stimulus funds available for demonstration projects. During the fall of last year, the federal government released its initial set of smart grid standards. With standards set and stimulus money available, the utility industry is moving forward with smart grid development.

     Your Fund managers are ambivalent toward some aspects of the smart grid vision. A smart meter is just one component of a power communication system. The meter has to be tethered to an in-home display with a software program that communicates with thermostats, refrigerators, and lights. The meter must also communicate with the utility about the consumer’s usage and the price for which the utility is willing to provide power at intervals throughout the day. That kind of information could be very powerful, letting consumers know how their energy consumption affects their bills and encouraging them to conserve power or shift usage to times when power is cheaper.

     However, the information is likely to be very expensive. Stimulus funds currently cover only 20% of the cost of smart grid investments. Smart meters alone could easily cost $500, and total utility costs would be passed through to customers. The cost of in-home displays and the smart appliances associated with the information system would also fall directly on the consumer. Adoption of the smart grid in the home will likely be very slow because of the cost. In several venues, utility regulators and customers have already pushed back hard on even limited smart grid implementation.

     The macro-economic rationale for the smart grid is not completely clear. Does smart metering in the home reduce power consumption in the aggregate? Time-of-day demand shifting does not by itself change total consumption. Even if one were willing to run the washing machine at 10:00 at night instead of 3:00 in the afternoon to save 5 cents, one would still wash clothes. The savings are associated with better utilization of the larger (base load) power plants. If power consumption is not affected by smart metering per se, then that aspect of the smart grid does not have an environmental impact either — the same amount of electric generation and carbon production is required to wash a load of clothes whether in the morning, noon, or night.

     Could the smart grid accommodate diverse new generation options? The electric utility industry is one of the most capital intensive industries in the world, with investments in generation and maintaining the grid already being made on a large scale. The Edison Electric Institute calculates that total capital investment by shareholder owned utilities was more than $84 billion in 2008. As wind farms, for example, are developed in the plains states and off-shore, incremental investments in connectivity are required. Those investments will be made in the best technology available to promote efficiency and reliability. However, solar and wind are currently not economical sources of power, especially when the costs of connectivity are included, and require government subsidies for development. So investment in the smart grid can accommodate new generation options, but a positive cost benefit analysis is not yet available.

     In the mid-90’s, the telephone industry went through a major regulatory and legislative led change. The goal was to free the industry to develop and embrace new technologies in response to customer determined priorities through competition. This is in stark contrast to the developments being implemented in the electric utility industry currently. A layered bureaucracy has been put in place to accomplish specific goals whose economic and customer value is not known. A wide variety of projects are being partially funded, with many utilities working on small and potentially duplicative initiatives. The magnitude of investments the smart grid would require makes it almost certain that utilities will be the source of funding and will recover costs by raising consumer rates. It will be that kind of price signal that eventually molds the contour of future consumer energy consumption.

     The development of a smarter electrical grid has begun. In the long run, a smarter grid has the potential to produce benefits, albeit at a significant cost. But in the short run, cynics are quick to point out that the American economy is still suffering from the effects of the great recession and much of the impetus for the smart grid comes from the stimulus plan — government directing resources in order to boost manufacturing and create or save jobs. In some respects, the original build out of the grid was like building the interstate highway system after World War II. The smart grid proposals are analogous to putting sensors and real-time signs on the highway so that motorists can avoid congestion — only at a more expensive cost.

     At the February meeting of the Fund’s Board of Directors each year, the Fund’s analysts make a presentation to the Board regarding utility and REIT industry trends and outlooks. A review of specific issues affecting those industries based on those presentations will appear in our next quarterly letter to you.

     Board of Directors Meetings: At the regular November 2009 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	December 31	January 11
6.5	January 29	February 10
6.5	February 26	March 10

At the regular February 2010 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	March 31	April 12
6.5	April 30	May 10
6.5	May 28	June 10

     Also at the February meeting, the Board expressed its appreciation for Connie K. Duckworth’s service as a director of the Fund from 2002 to 2010. Ms. Duckworth stepped down from the Board in January in order to devote more time to the non-profit organization of which she is the founder and CEO – Arzu Studio Hope, an organization that promotes economic independence and education among women in Afghanistan through the sale of the rugs they weave.

     About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in February 2010. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC) and are shown as such on the shareholder Form 1099-DIV. Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. In 2008, however, the Fund exhausted the tax loss carryforwards it had previously generated. In the absence of tax loss carryforwards, distributions from realized gains are treated as taxable gains rather than ordinary income.

     The Investment Company Act of 1940 (the “1940 Act”) and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in connection with the Fund’s MDP.

     Even though the Fund has received that exemptive relief from the SEC, a return of capital occurs when the Fund distributes more than its income and net realized capital gains. A return of capital occurs, for example, when some of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Return of capital is not taxable to shareholders in the year it is paid. Rather, shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. In 2009 there was a return of capital. Please note that because there was a return of capital during 2009, a cost basis adjustment of your shares should be made.

     Form 1099-DIV showing the tax characteristic of Fund distributions, has been sent to you to assist in the preparation of your federal and state income tax returns. A tax information letter showing the distributions paid by your Fund on its stock for the calendar year 2009 can be found on the Fund’s website, http://www.dnpselectincome.com.

     About Your Fund — Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of December 31, 2009 the Fund’s leverage consisted of Remarketed Preferred Stock (“RP”) in the amount of $200 million, Auction Preferred Stock (“APS”) in the amount of $200 million, and debt in the amount of $600 million. On that date the total amount of leverage constituted approximately 37% of the Fund’s total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). The Federal Reserve’s (Fed’s) monetary policy has reduced short-term interest rates to near zero, and recent Fed policy statements indicate that short-term rates will remain low “for an extended period.” The fixed income securities in which the Fund invests earn substantially higher yields than the rates paid on the Fund’s leverage. As a result, leverage is making a significant contribution to the earnings of the Fund.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. Although not an event of default or impairment of dividends to the preferred or common share investors, these failures mean that current holders of preferred shares retain their shares until there is a successful remarketing or auction. At the February 2008 Board meeting, the Fund’s directors charged management with developing and evaluating potential solutions that would maintain the benefits from leverage and be in the best interests of all the Fund’s shareholders.

     After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequently, the Fund utilized the credit facility to redeem $200 million of remarketed preferred stock and $300 million of auction preferred stock. Earlier in the year, the Fund had redeemed $100 million of remarketed preferred stock with cash on hand, and, following the establishment of the credit facility, replaced $100 million of that amount with debt during the second quarter. The current leverage structure is the result of those actions.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner consistent with the interests of all shareholders. The Fund is currently limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the 1940 Act. In September 2009, the Fund received an exemptive order from the SEC that permits the Fund, for a transitional period ending in October 2010, to maintain 200% asset coverage with respect to any new debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. The relief provided by the exemptive order is limited to any debt incurred to refinance the $400 million of preferred stock that was outstanding in September 2009; it does not apply to the $600 million of debt previously incurred. Our application and the exemptive order can be reviewed on the Fund’s website in the Reports and Notices section under SEC filings.

     The Fund is also limited in its ability to redeem additional preferred stock by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. When the Fund arranged for the credit facility, one of the principal rating agencies granted approval for the Fund to utilize the full $1 billion to redeem its preferred stock, while the other rating agency granted approval for up to 60% of the Fund’s leverage to be in the form of debt. We have approached that rating agency requesting flexibility to redeem additional preferred stock beyond the 60% but cannot be certain whether or when such approval will be granted. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan (DRP) available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of DNP Select Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit on the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DNP Select Income Fund Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 24, 2010

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 2009

COMMON STOCKS—109.0%

Shares			Description	Value (Note 1)
			■ ELECTRIC, GAS AND WATER—88.8%
		1,500,000	Alliant Energy Corp.	$45,390,000
		1,500,000	American Water Works Co., Inc.	33,615,000
*	**	1,000,000	Atmos Energy Corp.	29,400,000
		1,000,000	CMS Energy Corp.	15,660,000
*		3,071,300	CenterPoint Energy Inc.	44,564,563
		1,100,000	DPL Inc.	30,360,000
*	**	1,400,000	Dominion Resources, Inc.	54,488,000
		890,000	E.ON AG (Germany)	37,171,335
*	**	711,860	Entergy Corp.	58,258,622
*	**	1,039,000	Exelon Corp.	50,775,930
*	**	1,505,000	FPL Group Inc.	79,494,100
*	**	1,185,000	FirstEnergy Corp.	55,043,250
		500,000	Great Plains Energy Inc.	9,695,000
		188,673	National Grid PLC ADR (United Kingdom)	10,260,038
		675,714	National Grid PLC (United Kingdom)	7,409,085
		800,000	NICOR, Inc.	33,680,000
*	**	2,000,000	Northeast Utilities Inc.	51,580,000
*		800,000	Northwest Natural Gas Co.	36,032,000
*		1,237,200	NSTAR	45,528,960
		2,000,000	NV Energy, Inc.	24,760,000
		800,000	ONEOK, Inc.	35,656,000
		2,000,000	Pepco Holdings Inc.	33,700,000
		1,000,000	Piedmont Natural Gas Co.	26,750,000
*	**	1,500,000	Pinnacle West Capital Corp.	54,870,000
		1,200,000	Portland General Electric Co.	24,492,000
*	**	1,296,700	Progress Energy Inc.	53,177,667
*	**	1,800,000	Public Service Enterprise Group Inc.	59,850,000
		1,000,000	Scottish & Southern Energy ADR (United Kingdom)	18,730,000
		850,000	Scottish & Southern Energy PLC (United Kingdom)	15,936,136
*	**	1,000,000	Sempra Energy	55,980,000
*	**	2,150,000	Southern Co.	71,638,000
		1,015,000	Spectra Energy Corp.	20,817,650
*	**	3,000,000	TECO Energy Inc.	48,660,000
*		1,000,000	TransCanada Corp. (Canada)	34,370,000
*		1,500,000	Vectren Corp.	37,020,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2009

Shares			Description	Value (Note 1)
		1,000,000	WGL Holdings Inc.	$33,540,000
		1,750,000	Westar Energy Inc.	38,010,000
		1,000,000	The Williams Companies, Inc.	21,080,000
*	**	3,499,304	Xcel Energy Inc.	74,255,231

				1,511,698,567
			■ TELECOMMUNICATION—20.2%
*	**	2,508,260	AT&T Inc.	70,306,528
*	**	1,200,000	Centurytel Inc.	43,452,000
		1,000,000	France Telecom SA (France)	25,007,676
		3,000,000	Frontier Communications Corp.	23,430,000
		8,400,000	Telstra Corp. Ltd. (Australia)	25,912,076
		757,900	Telus Corp. (Canada)	24,659,674
*	**	2,160,028	Verizon Communications Inc.	71,561,727
		1,121,640	Vodafone Group PLC ADR (United Kingdom)	25,898,668
		3,128,360	Windstream Corp.	34,380,676

				344,609,025

			Total Common Stocks (Cost—$1,735,604,113)	1,856,307,592

PREFERRED STOCKS—7.9%

			■ UTILITY—1.2%
		220,000	Southern California Edison 6 1/8% Perpetual	19,868,750

				19,868,750
			■ NON-UTILITY—6.7%
		710,432	AMB Property Corp. 7% Series O Perpetual	15,743,173
		650,000	Duke Realty Corp. 6.95% Series M Perpetual	13,117,000
		605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	14,852,750
		900,000	Public Storage Inc. 7 1/4% Series I Perpetual	22,950,000
*		600,000	Realty Income Corp. 7 3/8% Series D Perpetual	15,132,000
		660,000	UDR, Inc. 6 3/4% Series G Perpetual	15,246,000
		200,000	Vornado Realty Trust 7% Series E Perpetual	4,662,000
		234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,085,585
		350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	7,714,000

				114,502,508

			Total Preferred Stocks (Cost—$144,060,989)	134,371,258

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2009

BONDS—39.7%					Value (Note 1)
			Ratings***
Par Value		Description	Moody’s	Standard and Poor’s
		ELECTRIC AND GAS—18.3%
*	$10,000,000	AGL Capital Corp.
		7 1/8%, due 1/14/11	Baa1	BBB+	$10,553,290
	15,000,000	American Water Capital Corp.
		6.59% due 10/15/37	Baa2	BBB+	15,099,240
*	22,000,000	Arizona Public Service Co.
		6 7/8%, due 8/01/36	Baa2	BBB–	21,955,824
	8,950,000	Atmos Energy Corp.
		8 1/2%, due 3/15/19	Baa2	BBB+	10,870,876
*	11,000,000	Cleveland Electric Illuminating Co.
		8 7/8%, due 11/15/18	Baa1	BBB+	13,580,600
*	24,000,000	Dominion Resources Capital Trust I
		7.83%, due 12/01/27	Baa3	BBB	24,040,752
*	20,000,000	Duke Energy Corp., Series D
		7 3/8%, due 3/01/10	A3	A–	20,207,240
	9,676,000	EQT Corp.
		8 1/8%, due 6/01/19	Baa1	BBB	11,179,389
	5,000,000	Entergy Louisiana LLC
		6.30%, due 9/01/35	A3	A–	4,767,740
*	20,000,000	Entergy Texas Inc.
		7 1/8%, due 2/01/19	Baa2	BBB+	22,168,300
	7,512,000	FPL Group Capital Inc.
		7 7/8%, due 12/15/15	A–	A2	9,040,699
	5,000,000	FirstEnergy Corp.
		7 3/8%, due 11/15/31	Baa3	BBB–	5,419,510
*	21,000,000	Keyspan Corp.
		7 5/8%, due 11/15/10	Baa1	A–	22,144,332
	10,000,000	Kinder Morgan Energy Partners, LP
		7 3/4%, due 3/15/32	Baa2	BBB	11,277,900
*	10,000,000	National Fuel Gas Co.
		8 3/4%, due 5/01/19	Baa1	BBB	11,672,910
*	10,000,000	Northern Border Partners LP
		8 7/8%, due 6/15/10	Baa2	BBB	10,334,820

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2009

			Ratings***		Value (Note 1)
Par Value		Description	Moody’s	Standard and Poor’s
	$11,350,000	NSTAR
		8%, due 2/15/10	A2	A	$11,440,414
	11,000,000	ONEOK, Inc.
		6%, due 6/15/35	Baa2	BBB	10,266,575
	9,101,000	PSEG Power LLC
		7 3/4%, due 4/15/11	Baa1	BBB	9,738,507
*	25,000,000	Reliant Energy Resources Corp.
		7 3/4%, due 2/15/11	Baa3	BBB	26,439,950
	12,915,000	Sempra Energy
		7.95%, due 3/01/10	Baa1	BBB+	13,057,065
	6,488,000	Southern Union Co.
		7.60%, due 2/01/24	Baa3	BBB–	6,867,626
	8,850,000	Southern Union Co.
		8 1/4%, due 11/15/29	Baa3	BBB–	9,881,928

					312,005,487

		TELECOMMUNICATION—19.9%
	14,913,000	AT&T Wireless Services Inc.
		7 7/8%, due 3/01/11	A2	A	16,022,467
	10,000,000	AT&T Wireless Services Inc.
		8 1/8%, due 5/01/12	A2	A	11,299,330
*	11,500,000	Alltel Corp.
		7 7/8%, due 7/01/32	A3	Not Rated	13,676,191
	10,098,000	BellSouth Capital Funding Corp.
		7 3/4%, due 2/15/10	A2	A	10,178,552
*	10,000,000	BellSouth Capital Funding Corp.
		7 7/8%, due 2/15/30	A2	A	11,418,210
*	22,000,000	British Telecom PLC (United Kingdom)
		9 1/8%, due 12/15/10	Baa2	BBB	23,569,040
	15,000,000	Centurytel Inc.
		8 3/8%, due 10/15/10	Baa3	BBB–	15,749,325
*	15,000,000	Centurytel Inc.
		6 7/8%, due 1/15/28	Baa3	BBB–	14,379,105

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2009

			Ratings***		Value (Note 1)
Par Value		Description	Moody’s	Standard and Poor’s
$ 8,900,000		Comcast Corp.
		7.05%, due 3/15/33	Baa1	BBB+	$9,717,322
*	18,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
		8 1/2%, due 6/15/10	Baa1	BBB+	18,601,668
*	23,140,000	France Telecom SA (France)
		7 3/4%, due 3/01/11	A3	A–	24,800,758
*	15,000,000	Koninklijke KPN NV (Netherlands)
		8 3/8%, due 10/01/30	Baa2	BBB+	18,794,640
	10,000,000	TCI Communications Inc.
		8 3/4%, due 8/01/15	Baa1	BBB+	11,847,910
	5,000,000	TCI Communications Inc.
		7 1/8%, due 2/15/28	Baa1	BBB+	5,193,790
	5,500,000	Tele-Communications Inc.
		7 7/8%, due 8/01/13	Baa1	BBB+	6,242,693
*	32,000,000	Telecom Italia Capital (Italy)
		7.20%, due 7/18/36	Baa2	BBB	34,809,408
	15,000,000	Telefonica Emisiones SAU (Spain)
		7.045%, due 6/20/36	Baa1	A–	17,128,485
	11,500,000	Telefonica Europe BV (Spain)
		7 3/4%, due 9/15/10	Baa1	A–	12,030,242
	5,000,000	Telefonica Europe BV (Spain)
		8 1/4%, due 9/15/30	Baa1	A–	6,225,205
	11,948,000	Telus Corp. (Canada)
		8%, due 6/01/11	Baa1	BBB+	12,934,941
*	15,500,000	Verizon Global Funding Corp.
		7 3/4%, due 12/01/30	A3	A	18,209,059
	20,000,000	Vodafone Group PLC (United Kingdom)
		7 3/4%, due 2/15/10	Baa1	A–	20,152,800
	5,000,000	Vodafone Group PLC (United Kingdom)
		7 7/8%, due 2/15/30	Baa1	A–	5,992,945

					338,974,086

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2009

			Ratings***		Value (Note 1)
Par Value		Description	Moody’s	Standard and Poor’s

		NON-UTILITY—1.5%
* **$	14,790,000	CPG Partners LP
		8 1/4%, due 2/01/11	A3	A–	$15,471,612
	8,000,000	Dayton Hudson Corp.
		9 7/8%, due 7/01/20	A2	A+	9,901,672

					25,373,284

		Total Bonds (Cost—$646,624,388)			676,352,857

		TOTAL INVESTMENTS—156.6% (Cost—$2,526,289,490)			2,667,031,707

		OTHER ASSETS LESS LIABILITIES—(44.8%)			(763,631,969)

		AUCTION PREFERRED STOCK—(11.8%)			(200,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%			$1,703,399,738

*	All or a portion of this security has been segregated and made available for loan.

**	All or a portion of this security has been loaned.

***	Bond ratings are not covered by the report of the independent registered public accounting firm.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments at value (cost $2,526,289,490) including $472,270,401 of securities loaned	$2,667,031,707
Cash	37,597,285
Receivables:
Interest	13,043,116
Dividends	6,323,080
Prepaid expenses	131,599

Total Assets	$2,724,126,787

LIABILITIES:
Due to Adviser (Note 2)	3,674,129
Due to Administrator (Note 2)	923,867
Loan payable (Note 7)	600,000,000
Dividends payable on common stock	15,305,451
Interest payable on remarketed preferred stock	45,920
Dividends payable on auction preferred stock	32,555
Accrued expenses	745,127
Remarketed preferred stock (2,000 shares issued and outstanding;
liquidation preference $100,000 per share)(Note 5)	200,000,000

Total Liabilities	820,727,049

Auction preferred stock (8,000 shares issued and outstanding;
liquidation preference $25,000 per share)(Note 5)	200,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,703,399,738

CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and
235,468,473 shares issued and outstanding)	$235,469
Paid-in surplus	1,719,898,535
Accumulated net realized loss on investments	(112,576,075)
Distributions in excess of net investment income	(44,909,916)
Net unrealized appreciation (depreciation) on investments and foreign
currency translation	140,751,725

Net assets applicable to common stock (equivalent to $7.23 per
share based on 235,468,473 shares outstanding)	$1,703,399,738

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2009

INVESTMENT INCOME:
Interest	$41,277,205
Dividends (less withholding tax of $1,182,307)	102,422,049
Securities lending income, net	95,056

Total investment income	143,794,310

EXPENSES:
Management fees (Note 2)	13,786,636
Interest expense and fees (Note 7)	12,917,033
Administrative fees (Note 2)	3,507,327
Remarketed preferred stock interest expense (Note 5)	1,998,836
Shareholder reports and postage	1,267,000
Remarketing agent fees—remarketed preferred stock	624,722
Broker-dealer commissions—auction preferred stock	624,443
Directors’ fees (Note 2)	560,974
Professional fees	466,800
Transfer agent fees	488,200
Custodian fees	198,100
Other expenses	727,697

Total expenses	37,167,768

Net investment income	106,626,542

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(100,273,457)
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	327,291,247

Net realized and unrealized gain (loss)	227,017,790

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(4,567,203)

Total distributions	(4,567,203)

Net increase in net assets applicable to common stock resulting from operations	$329,077,129

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2009	For the year ended December 31, 2008
FROM OPERATIONS:
Net investment income	$106,626,542	$99,830,996
Net realized gain (loss) on investments	(100,273,457)	94,798,906
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	327,291,247	(824,633,691)
Distributions on auction preferred stock from net
investment income	(4,567,203)	(12,806,389)
Distributions on auction preferred stock from net realized gains on
investment transactions	—	(6,591,194)

Net increase (decrease) in net assets applicable to common stock
resulting from operations	329,077,129	(649,401,372)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(124,991,307)	(121,722,236)
From net realized gains on investment transactions (Note 4)	—	(57,963,518)
From return of capital (Note 4)	(57,345,712)	—

Total distributions to common stockholders	(182,337,019)	(179,685,754)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 3,891,835 shares and 2,684,918 shares, respectively	28,798,458	25,294,601
Offering cost incurred in the 2006 sale of shares of auction
preferred stock	(120,000)	—

Net increase in net assets derived from capital share transactions	28,678,458	25,294,601

Total increase (decrease)	175,418,568	(803,792,525)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	1,527,981,170	2,331,773,695

End of year (including distributions in excess of net investment
income of $44,909,916 and $28,792,976, respectively)	$1,703,399,738	$1,527,981,170

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$50,537,168
Income dividends received	101,792,043
Long-term capital gains dividends received	1,614,217
Return of capital on investments	83,403
Securities lending income, net	99,752
Interest paid on loan	(6,324,612)
Expenses paid including distributions on remarketed preferred stock	(35,913,232)
Purchase of investment securities	(573,363,716)
Proceeds from sale/redemption of investment securities	625,214,140

Net cash provided by operating activities		$163,739,163

Cash flows provided by (used in) financing activities:
Offering costs relating to auction preferred stock	(120,000)
Dividends paid	(182,084,050)
Proceeds from issuance of common stock under dividend
reinvestment plan	28,798,458
Redemption of preferred stock	(600,000,000)
Loan payable	600,000,000

Net cash used in financing activities		(153,405,592)

Net increase in cash and cash equivalents		10,333,571

Cash and cash equivalents—beginning of year		27,263,714

Cash and cash equivalents—end of year		$37,597,285

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$329,077,129
Purchase of investment securities	(573,363,716)
Proceeds from sale/redemption of investment securities	625,214,140
Net realized loss on investments	100,273,457
Net change in unrealized appreciation (depreciation) on investments	(327,291,247)
Amortization of premiums and discounts on debt securities	8,697,532
Return of capital on investments	83,403
Long-term capital gains dividends received	1,614,217
Decrease in interest receivable	562,431
Increase in dividends receivable	(630,005)
Decrease in accrued expenses	(502,874)
Decrease in other receivable	4,696

Total adjustments		(165,337,966)

Net cash provided by operating activities		$163,739,163

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

	For the year ended December 31,
	2009	2008	2007	2006	2005
Net asset value:
Beginning of year	$6.60	$10.19	$10.00	$8.51	$8.75

Net investment income	0.50	0.45	0.48	0.47	0.41
Net realized gain (loss) and change in
unrealized appreciation/(depreciation)
on investments	0.93	(3.18)	0.61	1.89	0.14
Dividends on auction preferred stock from
net investment income	(0.02)	(0.06)	(0.12)	(0.07)	—
Dividends on auction preferred stock from net
realized gains on investment transactions	—	(0.02)	—	—	—

Total from investment operations applicable
to common stock	1.41	(2.81)	0.97	2.29	0.55
Dividends on common stock from and
in excess of net investment income	(0.54)	(0.53)	(0.78)	(0.78)	(0.75)
Dividends on common stock from net
realized gains on investment transactions	—	(0.25)	—	—	—
Return of capital	(0.24)	—	—	—	(0.04)

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.79)
Auction preferred stock offering costs	—	—	—	(0.02)	—

Net asset value:
End of year	$7.23	$6.60	$10.19	$10.00	$8.51

Per share market value:
End of year	$8.95	$6.15	$10.59	$10.82	$10.39
Ratio of expenses to average net assets
applicable to common stock	2.49%	2.46%	2.26%	2.40%	2.24%
Ratio of net investment income to average
net assets applicable to common stock	7.14%	5.11%	4.43%	5.02%	4.51%
Total investment return on market value (1)	61.41%	(36.54%)	5.47%	12.50%	(6.16%)
Net asset value total return (2)	23.96%	(28.55%)	10.02%	28.11%	6.28%
Portfolio turnover rate	17.88%	15.38%	22.34%	29.60%	27.99%
Net assets applicable to common stock,
end of year (000’s omitted)	$1,703,400	$1,527,981	$2,331,774	$2,264,202	$1,904,207

(1)

Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.

(2)

Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

     The following are the significant accounting policies of the Fund:

     In June 2009, the Financial Accounting Standards Board (“FASB”) established Accounting Standards Codification (“ASC”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”). The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value.

     The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2009

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2009.

	Level 1	Level 2
Common stocks	$1,856,307,592	—
Preferred stocks	134,371,258	—
Bonds	—	$676,352,857

Total	$1,990,678,850	$676,352,857

     (b) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2009, the Fund had tax capital loss carryforwards of $100,820,187 which will expire in 2017. These capital loss carryforwards will be reduced by future realized gains whether or not distributed. (See Note 4). At December 31, 2009, on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0 and based on a $2,567,571,369 tax cost of investments, gross unrealized appreciation of $215,591,538 and unrealized depreciation of $116,131,200. The difference between the book basis and tax basis of distributable earnings and cost of investments is primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2009 are subject to such review.

     (c) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (d) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2009

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (f) In March 2008, the FASB issued ASC 815, Derivatives and Hedging, formerly known as FAS 161. ASC 815 is intended to improve financial reporting for derivative instruments and hedging activity by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management does not believe the adoption of ASC 815 impacts the financial statement amounts or that any additional footnote disclosures are required as the Fund did not own any derivative instruments during the year ended December 31, 2009.

     (g) Management has evaluated events and transactions that have occurred from December 31, 2009 through February 24, 2010, the date of issuance of these financial statements, for potential recognition or disclosure in these financial statements and has determined there are none.

     (h) On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, LLC. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Fund’s average weekly net assets up to $1.5 billion and .50% of average weekly net assets over $1.5 billion. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and ..10% of average weekly net assets over $1 billion. The Fund’s investment advisory agreement and administration agreement define “average weekly net assets” as the sum of (i) the aggregate net asset value of the fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. The Fund’s investment advisory agreement and administration agreement

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2009

were most recently amended in 1998 to include commercial paper in the definition of “average weekly net assets”, with the stated goal of basing the fee on the full size and scope of the portfolio that the Adviser manages. During 2006 the Fund issued auction preferred stock and used the proceeds to terminate its commercial paper borrowing. During 2009 the Fund utilized borrowings under a Committed Facility Agreement (see Note 7) as a partial replacement for its preferred stock. To be consistent with the Fund’s previously stated goal of basing the investment advisory and administration fee on the full size and scope of the portfolio that the Adviser manages, the Board of Directors is recommending that the Fund’s shareholders approve, at the 2010 annual meeting, a further amendment to the investment advisory agreement to include all borrowings that are utilized to provide financial leverage, retroactive to the date the Fund began borrowing under the Committed Facility Agreement in 2009. The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for each meeting of the board or committee of the board attended. Total fees paid to directors for the year ended December 31, 2009 were $560,974.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of ordinary income distributions for federal income tax purposes in 2008. During 2008, ordinary income distributions for federal income tax purposes included distributions from realized gains, until the Fund utilized all of its tax capital loss carryforwards. Subsequent to the use of all capital loss carryforwards, a portion of the Fund’s 2008 distributions was from capital gains.

     The tax character of Fund distributions to common shareholders in 2009 and 2008 was comprised of the following components:

     2009: Ordinary income — $124,991,307 and return of capital — $57,345,712
     2008: Ordinary income — $121,722,236 and long-term capital gains — $57,963,518

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2009

and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At December 31, 2009, the following reclassifications were recorded:

Accumulated net realized loss on investments	Distributions in excess of net investment income
$(8,790,371)	$8,790,371

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on December 31, 2009 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on December 31, 2009 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.24% to 1.32% for the RP and 1.46% to 1.71% for the APS during the year ended December 31, 2009. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
December 31, 2009

on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2009 purchases and sales of investment securities (excluding short-term securities) were $573,010,919 and $425,586,552 respectively.

(7) BORROWINGS:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment and arrangement fees paid for the year ended December 31, 2009 were $6,576,391 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the period from March 24, 2009 through December 31, 2009, the average daily borrowings under the Facility and the weighted daily average interest rate were $521,024,735 and 1.56%, respectively. As of December 31, 2009, the amount of such outstanding borrowings was $600,000,000. The interest rate applicable to the borrowing on December 31, 2009 was 1.35%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2009, Hypothecated Securities under the Credit Facility had a market value of $1,435,497,269 and Rehypothecated Securities had a market value of $472,270,401.

Information about Directors and Officers of the Fund—(unaudited)

     Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Stewart E. Conner	Director	Term	Attorney, Wyatt Tarrant & Combs LLP	3
c/o Duff & Phelps		expires	since 1966 (Chairman, Executive
Investment		2012;	Committee 2000–2004, Managing
Management Co.		Director	Partner 1988–2000)
200 South Wacker Drive,		since 2004
Suite 500
Chicago, IL 60606
Age: 68

Connie K. Duckworth*	Director	Term	Founder, Chairman and President,	3	Director, Smurfit-
c/o Duff & Phelps		expires	Arzu, Inc. (nonprofit corporation		Stone Container
Investment		2011;	created to assist Afghan women		Corporation
Management Co.		Director	through sale of homemade rugs) since		(packaging
200 South Wacker Drive,		since 2002	August 2003; Member, Eight Wings		manufacturer) and
Suite 500			Enterprises LLC (investor in early-		Frank Russell
Chicago, IL 60606			stage businesses) 2002–2004; Advisory		Company (investment
Age: 55			Director, Goldman Sachs & Company,		services companies);
			December 2000–December 2001		Trustee, Northwestern
			(Managing Director, December		Mutual Life Insurance
			1996–December 2000, Partner		Company; Director
			1990–1996, Chief Operating Officer of		and Past Chairman,
			Firmwide Diversity Committee		NorthShore University
			1990–1995)		HealthSystem;
Member, Board of
Overseers, Wharton
School of the
University of
Pennsylvania; Trustee,
Global Heritage Fund
(archaeological
conservation
organization)

*

Ms. Duckworth resigned from the board on January 15, 2010 in order to devote more time to Arzu, Inc. (Arzu Studio Hope), a non-profit organization of which she is the founder and CEO. The Fund extends its appreciation to Ms. Duckworth for her eight years of valued service as a director of the Fund.

Number of
		Term of		Portfolios
		Office and		in Fund
	Positions	Length of		Complex
	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	by Director	Held by the Director
Robert J. Genetski	Director	Term	President, Robert Genetski &	3	Director, Midwest
c/o Duff & Phelps		expires	Associates, Inc. (economic and		Banc Holdings, Inc.
Investment		2010;	financial consulting firm) since 1991;
Management Co.		Director	Senior Managing Director, Chicago
200 South Wacker Drive,		since 2001	Capital Inc. (financial services firm)
Suite 500			1995–2001; former Senior Vice
Chicago, IL 60606			President and Chief Economist, Harris
Age: 67			Trust & Savings Bank, author of
several books; regular contributor to
the Nikkei Financial Daily

Francis E. Jeffries	Director	Term	Chairman Emeritus of the Board of the	3
c/o Duff & Phelps	and	expires	Fund, of DTF Tax-Free Income Inc.
Investment	Chairman	2010;	(“DTF”) and of Duff & Phelps Utility
Management Co.	Emeritus	Director	and Corporate Bond Trust Inc.
200 South Wacker Drive,	of the	since 1986	(“DUC”) since May 2009 (Chairman
Suite 500	Board		of the Board of the Fund, May
Chicago, IL 60606			2005–May 2009, of DTF, September
Age: 79			1991–May 2009 and of DUC,
November 1992–May 2009; Vice
Chairman of the Board of the Fund,
April 2004–May 2005; President of
DTF and DUC, January
2000–February 2004); Chairman of the
Board of Phoenix Investment Partners,
Ltd. (“PXP”), November 1995–May
1997; Chairman and Chief Executive
Officer, Duff & Phelps Corporation,
June 1993–November 1995 (President
and Chief Executive Officer, January
1992–June 1993); Chairman of the
Board of the Adviser, 1988–1993

Nancy Lampton	Director	Term	Vice Chairman of the Board of the	3	Director, Constellation
c/o Duff & Phelps	and Vice	expires	Fund since February 2006, of DTF		Energy Group, Inc.
Investment	Chairman	2012;	since May 2007 and of DUC since		(public utility holding
Management Co.	of the	Director	May 2007; Chairman and Chief		company); Strategic
200 South Wacker Drive,	Board	since 1994	Executive Officer, Hardscuffle Inc.		Advisory Council
Suite 500			(insurance holding company) since		Member, Lightbridge
Chicago, IL 60606			January 2000; Chairman and Chief		Corporation (designer
Age: 67			Executive Officer, American Life and		of non-proliferative
			Accident Insurance Company of		fuel for nuclear energy
			Kentucky since 1971		needs)

Number of
		Term of		Portfolios
		Office and		in Fund
	Positions	Length of		Complex
	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	by Director	Held by the Director
Philip R McLoughlin	Director	Term	Managing Director, Seacap Partners	49	Director, The World
c/o Duff & Phelps		expires	LLC (strategic advisory firm) since		Trust Fund (closed-
Investment		2010;	February 2009; Partner, CrossPond		end fund)
Management Co.		Director	Partners, LLC (investment
200 South Wacker Drive,		since 2009	management consultant) 2006–2008;
Suite 500			Consultant to PXP, 2002–2004; Chief
Chicago, IL 60606			Executive Officer of PXP, 1995–2002
Age: 63			(Chairman 1997–2002, Director
1995–2002); Executive Vice President
and Chief Investment Officer, The
Phoenix Companies, Inc. 2000–2002

Geraldine M. McNamara	Director	Term	Private investor since July 2006;	49
c/o Duff & Phelps		expires	Managing Director, U.S. Trust
Investment		2011;	Company of New York 1982–July
Management Co.		Director	2006
200 South Wacker Drive,		since 2009
Suite 500
Chicago, IL 60606
Age: 58

Eileen A. Moran	Director	Term	President and Chief Executive Officer,	3
c/o Duff & Phelps		expires	PSEG Resources L.L.C. (investment
Investment		2012;	company) since 1990
Management Co.		Director
200 South Wacker Drive,		since 2008
Suite 500
Chicago, IL 60606
Age: 55

Christian H. Poindexter	Director	Terms	Retired Executive Committee	3	Director, The
c/o Duff & Phelps		expires	Chairman, Constellation Energy		Baltimore Life
Investment		2011;	Group, Inc. (public utility holding		Insurance Company
Management Co.		Director	company) since March 2003
200 South Wacker Drive,		since 2003	(Executive Committee Chairman, July
Suite 500			2002–March 2003; Chairman of the
Chicago, IL 60606			Board, April 1999–July 2002; Chief
Age 71			Executive Officer, April 1999–October
2001; President, April 1999–October
2000) Chairman, Baltimore Gas and
Electric Company, January 1993–July
2002 (Chief Executive Officer January
1993–July 2000; President, March
1998–October 2000; Director,
1988–2003)

Number of
		Term of		Portfolios
		Office and		in Fund
	Positions	Length of		Complex
	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	by Director	Held by the Director
Carl F. Pollard	Director	Term	Owner, Hermitage Farm L.L.C.	3	Chairman of the
c/o Duff & Phelps		expires	(thoroughbred breeding) since January		Board and Director,
Investment		2011;	1995; Chairman, Columbia Healthcare		Churchill Downs
Management Co.		Director	Corporation 1993–1994; Chairman and		Incorporated
200 South Wacker Drive,		since 2002	Chief Executive Officer, Galen Health
Suite 500			Care, Inc. March–August 1993;
Chicago, IL 60606			President and Chief Operating Officer,
Age: 71			Humana Inc. 1991–1993 (previously
Senior Executive Vice President,
Executive Vice President and Chief
Financial Officer)

David J. Vitale	Director	Term	Chairman of the Board of the Fund, of	3	Director, UAL
c/o Duff & Phelps	and	expires	DTF and of DUC since May 2009;		Corporation (airline
Investment	Chairman	2012;	Private investor since December 2008;		holding company),
Management Co.	of the	Director	Senior Advisor to the CEO, Chicago		Alion Science and
200 South Wacker Drive,	Board	since 2000	Public Schools April 2007–December		Technology
Suite 500			2008; Chief Administrative Officer,		Corporation, ISO New
Chicago, IL 60606			Chicago Public Schools April		England Inc. (not for
Age: 63			2003–April 2007; Private investor		profit independent
			November 2002–April 2003; President		system operator of
			and Chief Executive Officer, Board of		New England’s
			Trade of the City of Chicago, Inc.		electricity supply),
			March 2001–November 2002; Private		Ariel Capital
			investor 1999–2001; Vice Chairman		Management, LLC
			and Director, Bank One Corporation,		and Wheels, Inc.
			1998–1999; Vice Chairman and		(automobile fleet
			Director, First Chicago NBD		management)
Corporation, and President, The First
National Bank of Chicago, 1995–1998;
Vice Chairman, First Chicago
Corporation and The First National
Bank of Chicago, 1993–1998
(Director, 1992–1998; Executive Vice
President, 1986–1993)

Interested Director
Nathan I. Partain, CFA	Director	Term	President and Chief Executive Officer	3	Director, Otter Tail
Duff & Phelps		expires	of the Fund since February 2001 (Chief		Corporation (manages
Investment		2010;	Investment Officer since April 1998;		diversified operations
Management Co.		Director	Executive Vice President, April		in the electric,
200 South Wacker Drive,		since 2007	1998–February 2001; Senior Vice		plastics,
Suite 500			President, January 1997–April 1998);		manufacturing, health
Chicago, IL 60606			President and Chief Executive Officer		services, food
Age: 53			of DTF and DUC since 2004; President		ingredient processing
			and Chief Investment Officer of the		and other business
			Adviser since April 2005 (Executive		operations sectors)
Vice President 1997–2005); Director of
Utility Research, Duff & Phelps
Investment Research Co. 1989–1996
(Director of Equity Research,
1993–1996 and Director of Fixed
Income Research, 1993)

     Additional information about the Fund’s directors is contained in the Statement of Additional Information (“SAI”) constituting Part B of the Fund’s Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC’s Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

Officers of the Fund

     The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 59	Secretary and Senior Vice President since 1995 (Treasurer 1995–2002)	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008,Vice President 1987–1993); Secretary of DTF and DUC since 2005

Joseph C. Curry, Jr. Hilliard Lyons Investment Management 500 West Jefferson Street Louisville, KY 40202 Age: 65	Treasurer since 2002; Senior Vice President since 2006 (Vice President 1988–2006)	Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1994 (Vice President 1982–1994); President, Hilliard-Lyons Government Fund, Inc. since 1986; Vice President and Assistant Treasurer, Senbanc Fund since 1999

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Chief Compliance Officer since 2004	Chief Compliance Officer of DTF and DUC since 2003; Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002–2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001–2002

Dianna P. Wengler Hilliard Lyons Investment Management 500 West Jefferson Street Louisville, KY 40202 Age: 49	Vice President since 2006 (Assistant Vice President 2004–2006); Assistant Secretary since 1988	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Treasurer, Hilliard-Lyons Government Fund, Inc. since 1988 (Vice President since 1985)

Information about Proxy Voting by the Fund—(unaudited)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site at http://www.dnpselectincome.com or on the SEC’s web site at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site at http://www.dnpselectincome.com.

Tax Information—(unaudited)

     For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. The Fund intends to designate up to a maximum of $72,439,467 as qualifying for the dividends received deduction for corporate shareholders. The Fund paid $57,345,712 as return of capital distribution. The Fund intends to designate up to a maximum of $88,173,666 as qualified dividend income subject to a maximum tax rate of 15%. In February, the Fund provides tax information to shareholders for the preceding calendar year. A copy of the Fund’s Tax Information Letter for 2009 is available on its website at http://www.dnpselectincome.com.

Board of Directors	DNP Select Income Fund Inc.

DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
FRANCIS E. JEFFRIES, CFA
Chairman Emeritus	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
NANCY LAMPTON	(312) 368-5510
Vice Chairperson

STEWART E. CONNER	Shareholder inquiries please contact:

ROBERT J. GENETSKI	Transfer Agent,
Dividend Disbursing
PHILIP R. MCLOUGHLIN	Agent and Custodian

GERALDINE M. MCNAMARA	BNY Mellon
Shareowner Services
EILEEN A. MORAN	480 Washington Blvd.
Jersey City, New Jersey 07310
NATHAN I. PARTAIN, CFA	(877) 381-2537

CHRISTIAN H. POINDEXTER	Investment Adviser

CARL F. POLLARD	Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

Officers	J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
NATHAN I. PARTAIN, CFA	Louisville, Kentucky 40202
President, Chief Executive Officer and	(888) 878-7845
Chief Investment Officer
Legal Counsel
T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary	Mayer Brown LLP
71 South Wacker Drive
JOSEPH C. CURRY, JR.	Chicago, Illinois 60606
Senior Vice President and Treasurer

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

     The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://www.dnpselectincome.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6. INVESTMENTS

     A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

DNP SELECT INCOME FUND INC.
PROXY VOTING POLICIES AND PROCEDURES
Adopted May 13, 2003 and Amended May 11, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

	A.	“Adviser” refers to Duff & Phelps Investment Management Co.

	B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DNP Select Income Fund Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

	A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 5, 2010, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993) and Secretary of DTF and DUC since May 2005. He is also a member of the portfolio management teams of DUC and the Virtus Global Infrastructure Fund. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Adviser. These products include the Virtus Real Estate Securities Fund, the Phoenix-Duff & Phelps Real Estate Securities Series sub-account of the Phoenix Edge Series annuity products, Virtus International Real Estate Securities Fund, Duff & Phelps Real Estate Securities Trust and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. Ms. Jansen concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2009 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. As of December 31, 2009, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Nathan I. Partain	0	$—	0	—	0	—
T. Brooks Beittel	2	$597.4	0	—	0	—
Geoffrey P. Dybas	5	$1,049.8	1	$36.6	11	$240.7
Deborah A. Jansen	0	$—	0	—	0	—
Connie M. Luecke	1	$89.1	0	—	0	—
Daniel J. Petrisko	1	$508.3	0	—	8	$1,599.6
Randle L. Smith	1	$89.1	0	—	0	—

(1) Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2) Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3) Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2009, of the Fund’s portfolio managers.

Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package. Portfolio managers may also have the opportunity to participate in long-term equity programs, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board approval.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. In order to evaluate competitive market compensation when determining base salary for its investment management professionals, Virtus uses compensation survey results of investment industry compensation conducted by an independent third party.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the S&P Utility Market Price Index and the Barclays Utility Bond Index reflecting the stock and bond ratio of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components: 70% of the incentive bonus is based on formulaic calculation of investment performance measures, including the Fund’s earnings per share and total return over a one-year period. The total return is compared to a composite of the Barclays Capital Utility Bond Index and the S&P Utility Market Price Index. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product. The remaining 30% of the incentive bonus is based on the overall Virtus EBITDA.

The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of Virtus.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2009, by each of the portfolio managers identified above.

Dollar Range of
Name of Portfolio Manager	Equity Securities in the Fund

T. Brooks Beittel	$10,001-$50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001-$50,000
Nathan I. Partain	Over $100,000
Daniel J. Petrisko	None
Randle L. Smith	$50,001-$100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 27, 2009) or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 5, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 5, 2010

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)
Date	March 5, 2010

* Print the name and title of each signing officer under his or her signature.